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                      DIRECTOR CLASSIC (SERIES I AND IR)
                             SEPARATE ACCOUNT TWO
                       HARTFORD LIFE INSURANCE COMPANY

                             FILE NO. 333-69485

    SUPPLEMENT DATED OCTOBER 29, 2004 TO THE PROSPECTUS DATED MAY 3, 2004


Effective upon the close of trading of the New York Stock Exchange on December 28, 2004, Victory Small Company Opportunity Fund Sub-Account is closed to new and subsequent Premium Payments and transfers of Contract Value.

The Board of Trustees of The Victory Variable Insurance Funds has approved the liquidation of the Victory Small Company Opportunity Fund to take place on December 29, 2004. Upon completion of the liquidation, the Victory Small Company Opportunity Fund Sub-Account will no longer be available. As a result, on December 29, 2004, any Contract Value allocated to Victory Small Company Opportunity Fund Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

If you are enrolled in any InvestEase(R), DCA or DCA Plus, or Asset Allocation with allocations directed to the Victory Small Company Opportunity Fund Sub-Account, your enrollment in these programs will end upon the close of trading of the New York Stock Exchange on December 28, 2004, unless you change your Program enrollments prior to that date.

If you are enrolled in any Automatic Income Program with the Victory Small Company Opportunity Fund Sub-Account, upon the close of trading of the New York Stock Exchange on December 29, 2004, your enrollment will automatically be updated to reflect the Hartford Money Market HLS Fund Sub-Account.

Effective December 29, 2004, all references to the Victory Small Company Opportunity Fund in the prospectus are deleted.




 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5094